July ___, 2008

DELIVERED

PRIVATE AND CONFIDENTIAL

2172945 Ontario Limited
c/o Black Ice Capital Corp.
4100 Yonge Street
Suite 504
Toronto, Ontario
M2P 2G2

Attention: Jean Noelting

Dear Sirs:

Re:    Share Purchase Agreement - Disclosure Letter

This letter is being delivered to you in connection with the Share and Asset Purchase Agreement (the “Agreement”), dated July ___, 2008, between Wolverine Tube Canada Limited Partnership (the “Vendor”), 2172945 Ontario Limited (the “Purchaser”), Copper Investments Holding Inc., Wolverine Tube, Inc. and Black Ice Capital Corp. This letter, together with its sections, form one document which is the Disclosure Letter referred to in the Agreement.

Capitalized terms used in this Disclosure Letter have the meanings given to such terms in the Agreement unless they are defined in this Disclosure Letter. References to articles, section numbers or schedules are references to the relevant articles, sections or schedules of the Agreement.

The purpose of this Disclosure Letter is to set forth information called for under the representations and warranties and other sections in the Agreement.

The Parties acknowledge and agree that disclosure of the information contained in this Disclosure Letter does not constitute or imply and shall not be construed as:

(a)	any representation, warranty, covenant or agreement which is not expressly set out in the Agreement;

(b)	an admission of any liability or obligation of the Vendor;

(c)	an admission that the information is material;

(d)	a standard of materiality, a standard for what is or is not in the ordinary course of business, or any other standard contrary to any contained in the Agreement; or

(e)	an expansion of the scope or effect of any of the representations, warranties and covenants set out in the Agreement.

Disclosure of any information in this Disclosure Letter that is not strictly required under the Agreement has been made for informational purposes only and does imply disclosure of all matters of a similar nature.

This Disclosure Letter and all information contained in it is Confidential Information and is subject to the obligations of the parties pursuant to the Confidentiality Agreement.

[The remainder of this page is intentionally left blank.]

All of the information contained in this Disclosure Letter is provided as of the date of this Disclosure Letter. The titles and headings in this Disclosure Letter are for convenient reference only and are not to affect the interpretation of the Agreement or this Disclosure Letter.

Yours truly,

WOLVERINE TUBE CANADA LIMITED PARTNERSHIP, by its general partner, 3072453 Nova Scotia Company

By:	/s/
Authorized Signing Officer

Accepted, acknowledged and agreed to on July ___, 2008.

2172945 ONTARIO LIMITED
By:
Authorized Signing Officer

Section 1.1

Permitted Liens

PERSONAL PROPERTY SECURITY ACT (PPSA) REGISTRATIONS AGAINST WOLVERINE (ONTARIO)
Secured Party	File Number	Registration Number	Registration Date	Expiry/ Maturity Date	Collateral Classification	Collateral Description
CIT Business Credit Canada Inc., as Agent	645488937	20080527 1113 1862 1890	05/27/2008	7 Years	I / E / A / O / MVI
Xerox Canada Ltd.	646484121	20080627 1623 1793 4837	06/27/2008	3 Years	E, O, NFMD Unspecified

Secured Party	Registration	Inscription	Date	Date extrême D'effet	Collateral Classification	Biens
1 ENREGISTREUR RESEAU 32 CAMERA
3 DISQUE DVR 250GB
1 UPS 1KVA AVEC 8 PRISES
6 BOITE PVC
12 BOITIER EXT. MURAL CHAUFFE
25 CABLE BX2
6 TRANSFO WIRE
2400 CABLE CATEGORIE 5E EXT
Protectron Inc.	Reservation of ownership (instalment sale)	06-0738349-0001	12/27/2006	12/21/2010		2400 CABLE 2 CONDUCTEURS 18GA
500 QUINCAILLERIE
5 SWITCH 16 PORTS
4 CAMERA COULEUR
4 LENTILLE 1/3
4 BOITIER EXT
6 UNITE ALIMENTATION 3A 12V
1 UNITE ALIMENTATION
3A 12V CA
2400 CABLE JKT

Secured Party	Registration	Inscription	Date	Date extrême D'effet	Collateral Classification	Biens

95 QUINCAILLERIE
4 SUPPORT POUR BOITIER
8 CONNECTEUR POUR SEAL TIGHT
4 BOITE EXT PR PRI
4 CABLE SEAL TIGHT 1/2POUCE
25 DET. DE MOUVEMENT EXT.
1 PABBEAU EVO
1 CLAVIER LCD
1 KIT ACCESOIRES, BATTERIE 7, TRANSFO
2 MODULE EXP.8 ZONE
5 MOD.4 ZONE
4 MODULE 4 SORTIE
5 BOITE JONCTION
1 CONVERTISSEUR PANNEAU A ORDINATEUR
1 LOGICIEL POUR ACCES DIGIPLEX
1 BOITIER SUPRA
CT4036426/4036411/4036413

Plus see Schedule “A” attached.

Section 3.1(c)

Conflicts

None.

Section 3.1(d)

Required Authorizations

None.

Section 3.1(e)

Third Party Consents

None.

Section 3.1(l)

Ordinary Course

Termination of Exeon Inc. Metal Supply and Hedging Agreement.

Purchase of redraw tube from a supplier in China (Hailaing).

Cash was transferred from Corporation to Wolverine as of May 25, 2008.

Intercompany accounts adjusted prior to Closing.

Some or all of the cash advanced by Wolverine to Corporation during Interim Period was repaid.

$80,851.62 paid to CIT Business Credit Canada Inc. for payment of legal fees.

US$9,836.36 paid to Bell, Boyd and Lloyd.

A dividend in the amount of $789,917 was declared and paid as set out in step 1 of Schedule 2.6(c).

Section 3.1(n)

Authorizations

Jurisdictions

Parent - Nova Scotia
Corporation - Ontario

Material Authorizations

Ministry of Finance - Retail Sales Tax - Vendor Permit 1185-0833

Section 3.1(p)

Non-Owned Assets

1.	Maintenance, repair and operating supplies inventory on consignment from Motion Industries (Canada) Inc.

2.	The software and hardware in the list attached to Section 3.1(w) of this Disclosure Letter

3.	The software and hardware provided by Wolverine Tube, Inc. as set out in the Transitional Services Agreement

4.	Etna lubricant consignment inventory

Section 3.1(q)

No Options, etc.

See Section 3.1(l) of this Disclosure Letter and Section 5.1 of the Agreement.

Canadian Receivables Sale Agreement dated April 4, 2006, among DEJ 98 Finance, LLC, the Corporation, The CIT Group Business Credit Inc. and Wachovia Bank, National Association, as amended, and subject to the Canadian Receivables Sale Termination and Reassignment Agreement dated as of May 25, 2008 among DEJ 98 Finance, LLC, the Corporation, The CIT Group Business Credit Inc. and Wachovia Bank, National Association.

Section 3.1(s)

Real Property

Part North Half Lot 4 Concession 2; designated parts 1, 2, 3 & 4 33R8179 subject to and together with 760454 & 805524London/London township.

Section 3.1(t)

Material Contracts

The Corporation is a party to or is bound by a Material Contract with each of the following Persons.

1	Shell Energy North America (Canada) Inc.	41	Fabrication A. St. Pierre
2	Union Gas Limited	42	Fairview Fittings & Manufacturing Ltd.
3	Intergry Energy Services of Canada Corp.	43	Flakt-Coiltech
4	Canaplus	44	Giant Factories
5	Ac EMCO Distribution Group	45	Global Heat Transfer
6	Octo Group	46	Hi Mill Manufacturing
7	Wolseley Canada Inc.	47	IISCO Corporation
8	Carrier Canada	48	Intergris Metals Inc.
9	Corix Water Products	49	Kamco Products
10	Crowle Fittings	50	KOAX Corporation
11	Lennox Industries Canada Ltd.	51	Georges Laflamme Inc.
12	Home Hardware	52	Linderme Tube Co.
13	Rona Inc.	53	L & M Precision Products
14	United Refrigeration	54	L & M Radiators Inc.
15	Canadian Tire Corporation	55	Madok Manufacturing Ltd.
16	Lowe’s Canada	56	Marmon-Key Stone
17	The Trane Company	57	Mecar Metal Inc.
18	Goodman Manufacturing Company	58	Namasco Limited
19	Spancan	59	Packless Industries
20	Accuflex	60	Phillips & Johnson
21	Alberta Custom Tee Ltd.	61	Phillip & Thermo
22	Armstrong Hunt Inc.	62	Profab Inc.
23	Arrow Hose & Tubing	63	Pyroil/Noma
24	A.S.B Heating	64	QBD Cooling Systems Inc.
25	Assemblage Paro	65	Rapid Refrigeration
26	Boreale (Tressages Boreale)	66	Semple-Gooder Roofing Ltd.
27	Bow Metallics	67	Sigma Corporation
28	Brass Craft Canada	68	Siant/Fin Ltd./Ltee.
29	Bunn-O-Matic Corp. of Canada	69	Small Tube Products
30	Cambridge Brass	70	Spinco Metal Products
31	Canadian Brass & Copper Co.	71	Stamford Metal Products Ltd.
32	Canadian Distribution Centre	72	Stamford Metals Products Ltd. (Cap Tub)
33	Canadian Tubular elements Ltd.	73	Temspec Inc.
34	CCI Thermal Technologies Ltd/	74	Thaler Metal Industries Ltd.
35	Cancoil Thermal Corporation	75	Thermo Concepts Inc.
36	Cello Products	76	Thermofin
37	Cintube Products	77	Thermo 200 Inc.
38	Dahl Brothers Canada Ltd.	78	Tregaskiss
39	Elkhart Products Corporation	79	Tri-Went Industries Ltd (Canada)
40	Engineered Air	80	Tri-Went Industries Ltd. (Knoxville, TN)

81	Turbotec Products Inc.
82	Tyco Thermal Controls
83	Unified Alloys
84	Vemar Ces Inc.
85	Ventrol air Handling systems Inc.
86	Vimetal
87.	WC Wood Company.
88.	Churchill Logistics Inc.

Section 3.1(w)

Software

The software listed in the attached list of software and hardware.

- -

Section 3.1(x)

Financial Statements

See attached Financial Statements and Interim Financial Statements

Section 3.1(z)

Environmental Matters

1.	Below is a list setting out the contaminants located in the ground or in the ground water under any of the owned properties listed in the Section 3.1(s) of this Disclosure Letter.

Sodium Dichromate

2.	Below is a list setting out any Environmental Actions relating to the Corporation pending or, to the knowledge of the Vendor, threatened in writing against the Vendor.

None

3.
Below is a list setting out any requirements of any Governmental Entity since January 1, 2002 that the Corporation alter any of the owned properties listed in Section 3.1(s) of the Disclosure Letter or perform any environmental closure, decommissioning, rehabilitation, restoration or post-remedial investigations, on, about or in connection with any real property.

None

4.
Below is a list setting out any third party consultant reports prepared or obtained at the request of the Corporation since January 1, 2002 that assess compliance by the Business with the Environmental Laws.

Golder Associates Ltd. Report on Environmental Monitoring - Removal of Varsol® Impacted Soil dated January 10, 2007

Section 3.1(aa)

Employees

No unfair labour practice complaints are pending.

No agreements relating to length of notice or severance payments required to terminate any employee, other than such as results by Law from the employment of an employee without an agreement as to notice or severance.

Section 3.1(bb)

Employee Plans

1.	Sun Life Assurance Company of Canada - Drugs, extended health, Dental, Vision, Out of Province coverage, etc.

2.	Sun Life Assurance Company of Canada - Long Term Disability/Extended Health

3.	American Home Assurance Company - Accidental

4.	Profit Sharing Retirement Plan, London Operations

5.
Incentive Plans - Marketing Incentive Plan, Customer Service Representative Incentive Plan, Corporate Incentive and Plant Improvement Incentive Plan, Annual Performance Incentive Plan, 2006 Sales Incentive Plan

6.	Policy: Separation of Salaried Employees

Section 3.1(cc)

Insurance Policies

Type of Policy	Name of Insurer	Coverage Allowance	Expiration Date	Annual Premium	Pending Material Claims
Fiduciary	American Home Assurance Company	$2,000,000	April 1, 2009	$12,780	none
Automobile	Aviva Ins. Co. of Canada	$2,000,000 liability Actual Cash Value Physical Damage	April 1, 2009	$1,731	none
Commercial	Aviva Ins. Co. of Canada	$2,000,000 per Occurrence $2,000,000 Aggregate	April 1, 2009	$67,318	none
Property	Allianz Global Risks US Insurance Company	Replacement value policy	October 1, 2008	$66,689	none

Section 3.1(dd)

Litigation

1.	Litigation:

County of Middlesex (London)	Case No.	48939/04
	Plaintiff:	Wolverine Tube (Canada) Inc.
	Defendant:	Not available
	Date:	2004
Belleville, Ontario	Case No.	CV-08-0132-SR
	Plaintiff:	John Hannah
	Defendants:	Wolverine Tube (Canada) Inc., Kamco Products and Whitfields Plumbing & Heating
Ottawa, Ontario	Date:	2008
	Case No.	CV-08-0131-00
	Plaintiff:	John Hannah
	Defendants:	Kamco Products, a division of Granby Steel Tanks and Wolverine Tube (Canada) Inc. and Richard F. Musclow c.o.b. Musclow Heating & Air
Conditioning and Stan Fergusson Fuels Ltd.
Waterdown, Ontario	Plaintiff:	DiCecca
	Defendants:	Wolverine Tube (Canada) Inc.,
Sandwell Fuels Limited and
Kamco Products
	Date:	2005
Toronto, Ontario	Case No.	07-CV-329501PD2
	Plaintiff:	Peel Standard Condominium Corporation No. 661
	Defendants:	Enerzone Inc., Network Mechanical Inc., Tridel Corporation, Delterra Inc., Skymark West Inc., York International Ltd. and Wolverine Tube (Canada) Inc.
Province of Québec	Case No.	500-22-065226-014
	Plaintiff:	Wolverine Tube (Canada) Inc.
	Defendant:	Atelier Marines et Industriels J L Pier Inc.

2.	One pending Workers’ Safety and Insurance Board claim, second appeal

Section 3.1(ee)

Customers and Suppliers

The following is a list of the Corporation’s ten largest customers and the ten largest suppliers by dollar amount as at December 31, 2007.

Customers

1. Emco Limited - London, Ontario

2. Elkhart Products Corp. - Elkhart, Indiana

3. Small Tube Products - Altoona, Pennsylvania

4. Noble Plumbing & Supplies Inc. - Concord, Ontario

5. Wolseley Canada Inc. - Laval, Québec

6. Wolseley Canada Inc. - Calgary, Alberta

7. Canaplus Limited Partnership - Edmonton, Alberta

8. RONA, Inc. - Boucherville, Québec

9. Bow Metallics Inc. - Dorchester, Ontario

10. Wolseley Canada Inc. - Laval, Québec

Suppliers

1. Noranda Sales Corporation Toronto

2. American Iron Metal Montreal

3. Coopers Iron & Metal Toronto

4. Québec Meal Recycle Laval

5. Wolverine Tube Inc.

6. Boni Metal Canada Montreal

7. Triple M Metal Brampton

8. Red Kite Management (USA) Inc.

9. London Salvage London

10. Livingston International

Section 3.2(c)

Conflicts

There is a conflict with Wolverine’s Amended and Restated Credit Agreement unless Wachovia Bank, National Association consents to the transaction.

Section 3.2(d)

Required Authorizations

None

Section 3.2(e)

Third Party Consents

Wachovia Bank, National Association

Section 5.1

Water Based Degreasing System - capital expenditure

Exhibit
Effective Date Balance Sheet

WOLVERINE TUBE (CANADA) INC
NET ASSET POSITION
as at May 25, 2008
(Unaudited, Non-GAAP)

(in thousands, CDN $)
		NOTE
CURRENT ASSETS
Cash	petty cash	1	$1
Accounts Receivable	trade		31,433
	other		1,522
Inventory	excl MRO		14,378
MRO			4,148
Other Current Assets	prepaids		4,257

			$55,739

CURRENT LIABILITIES
Accounts Payable	trade	2	$5,276
Accruals		3	5,446

			10,722

Net Working Capital			45,017

NBV of Capital Assets			11,238
Long Term Post Retirement Benefits		4	(8,000)

Net Asset Position			$48,255

NOTES
1	Exludes cash at Canada Corp.
2	Includes Shawnee payable of $1,777,043 (U.S.)
3	Includes payroll liabilities, reorg fees, tax accruals
4	Per agreement